Exhibit 99.1

News Release

AppFolio, Inc. Announces First Quarter 2017 Financial Results

SANTA BARBARA, Calif., May 5, 2017 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a leading provider of cloud-based business software solutions, today announced its financial results for the quarter ended March 31, 2017.

AppFolio's operating results for the first quarter 2017 are summarized in the tables accompanying this press release. However, the Company urges investors to review its Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the "SEC") on February 27, 2017, as well as its more detailed first quarter 2017 results set forth on Form 10-Q, which was filed with the SEC on May 5, 2017. Both documents, as well as other key SEC filings, are accessible on the Investor Relations page of AppFolio's website, http://ir.appfolioinc.com. The limited information that follows in this press release is not adequate for making an informed investment decision.

Financial Outlook

Based on information available as of May 5, 2017, AppFolio's outlook for fiscal year 2017 follows:

•	Full year revenue is expected to be in the range of $136 million to $138 million.

•	Diluted weighted average shares are expected to be approximately 35 million for the full year.

Conference Call Information

As previously announced, the Company will host a conference call before the open of the U.S. financial markets on Monday, May 8, 2017, at 6:00 a.m. (pacific), 9:00 a.m. (eastern), to discuss its financial results. Investors are invited to submit questions to management via the Investor Q&A form located on the Investor Overview section of AppFolio's website.

A live webcast of the call will be available at http://ir.appfolioinc.com, and it may also be accessed by dialing 844-239-5286 (Domestic), or 513-268-0783 (International). The conference ID is 14582305. A replay of the call will be available at 855-859-2056 (Domestic) and 404-537-3406 (International) until May 12, 2017, and an archived webcast will be available for twelve months on the Company's website.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “could,” “will,” “would,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to our future or assumed revenues and weighted-average outstanding shares, as well as our future growth and success.

Forward-looking statements represent our management’s current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause our actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016, which we filed with the SEC on February 27, 2017, as well as in our other filings with the SEC. You should read this press release with the understanding that our actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Stock Market, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	March 31, 2017	December 31, 2016
Assets
Current assets
Cash and cash equivalents	$7,969	$10,699
Investment securities—current	19,355	15,473
Accounts receivable, net	3,815	2,511
Prepaid expenses and other current assets	3,135	3,537
Total current assets	34,274	32,220
Investment securities—noncurrent	24,933	26,688
Property and equipment, net	6,635	7,077
Capitalized software, net	16,363	15,539
Goodwill	6,737	6,737
Intangible assets, net	2,756	3,105
Other assets	1,196	1,217
Total assets	$92,894	$92,583
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$700	$937
Accrued employee expenses	5,626	7,550
Accrued expenses	4,520	4,044
Deferred revenue	8,697	7,638
Other current liabilities	1,402	1,192
Total current liabilities	20,945	21,361
Other liabilities	1,456	1,540
Total liabilities	22,401	22,901

Stockholders’ equity:
Preferred stock, $0.0001 par value, 25,000 authorized and no shares issued and outstanding as of March 31, 2017 and December 31, 2016	—	—
Class A common stock, $0.0001 par value, 250,000 shares authorized as of March 31, 2017 and December 31, 2016; 12,249 and 11,691 shares issued and outstanding as of March 31, 2017 and December 31, 2016, respectively;	1	1
Class B common stock, $0.0001 par value, 50,000 shares authorized as of March 31, 2017 and December 31, 2016; 21,576 and 22,028 shares issued and outstanding as of March 31, 2017 and December 31, 2016, respectively;	3	3
Additional paid-in capital	146,821	146,692
Accumulated other comprehensive loss	(29)	(51)
Accumulated deficit	(76,303)	(76,963)
Total stockholders’ equity	70,493	69,682
Total liabilities and stockholders’ equity	$92,894	$92,583

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2017	2016
Revenue	$32,126	$23,211
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	12,993	10,530
Sales and marketing	7,107	7,551
Research and product development	3,629	3,043
General and administrative	4,804	3,549
Depreciation and amortization	2,996	2,117
Total costs and operating expenses	31,529	26,790
Income (loss) from operations	597	(3,579)
Other expense, net	(28)	(24)
Interest income, net	102	24
Income (loss) before provision for income taxes	671	(3,579)
Provision for income taxes	11	24
Net income (loss)	$660	$(3,603)

Net income (loss) per common share:
Basic	$0.02	$(0.11)
Diluted	$0.02	$(0.11)
Weighted average common shares outstanding:
Basic	33,706	33,463
Diluted	34,765	33,463

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended March 31,
	2017	2016
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$129	$45
Sales and marketing	120	42
Research and product development	116	51
General and administrative	732	325
Total stock-based compensation expense	$1,097	$463

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)
	Three Months Ended March 31,
	2017	2016
Cash from operating activities
Net income (loss)	$660	$(3,603)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	2,996	2,117
Purchased investment premium, net of amortization	(14)	145
Amortization of deferred financing costs	16	16
Loss on disposal of property and equipment	28	29
Stock-based compensation	1,097	463
Lease abandonment	—	91
Changes in operating assets and liabilities:
Accounts receivable	(1,303)	(594)
Prepaid expenses and other current assets	402	(1,281)
Other assets	5	(110)
Accounts payable	(19)	(653)
Accrued employee expenses	(1,662)	94
Accrued expenses	473	987
Deferred revenue	1,059	705
Other liabilities	69	858
Net cash provided by (used in) operating activities	3,807	(736)
Cash from investing activities
Purchases of property and equipment	(392)	(1,891)
Additions to capitalized software	(2,991)	(2,179)
Purchases of investment securities	(6,537)	(9,385)
Sales of investment securities	—	6,505
Maturities of investment securities	4,445	6,830
Net cash used in investing activities	(5,475)	(120)
Cash from financing activities
Proceeds from stock option exercises	145	80
Tax withholding for net share settlement	(1,207)	—
Principal payments under capital lease obligations	—	(7)
Proceeds from issuance of debt	29	29
Principal payments on debt	(29)	(41)
Net cash (used in) provided by financing activities	(1,062)	61
Net decrease in cash and cash equivalents	(2,730)	(795)
Cash and cash equivalents
Beginning of period	10,699	12,063
End of period	$7,969	$11,268